Debt Obligations	12 Months Ended
Dec. 31, 2015
Debt Obligations [Abstract]
Debt Obligations
Note 9 — Debt Obligations

	December 31, 2015	December 31, 2014
Current:
Obligations of the Partnership
Accounts receivable securitization facility, due December 2016 (1)	$219.3	$182.8

Long-term:
Non-Partnership obligations:
TRC Senior secured revolving credit facility, variable rate, due October 2017	—	102.0
TRC Senior secured revolving credit facility, variable rate, due February 2020 (2)	440.0	—
TRC Senior secured term loan, variable rate, due February 2022	160.0	—
Unamortized discount	(2.5)	—
Obligations of the Partnership: (1)
Senior secured revolving credit facility, variable rate, due October 2017 (3)	280.0	—
Senior unsecured notes, 5% fixed rate, due January 2018	1,100.0	—
Senior unsecured notes, 4 1⁄8% fixed rate, due November 2019	800.0	800.0
Senior unsecured notes, 6 5⁄8% fixed rate, due October 2020 (4)	342.1	—
Unamortized premium	5.0	—
Senior unsecured notes, 6 7⁄8% fixed rate, due February 2021	483.6	483.6
Unamortized discount	(22.1)	(25.2)
Senior unsecured notes, 6 3⁄8% fixed rate, due August 2022	300.0	300.0
Senior unsecured notes, 5 1⁄4% fixed rate, due May 2023	583.7	600.0
Senior unsecured notes, 4 1⁄4% fixed rate, due November 2023	623.5	625.0
Senior unsecured notes, 6 3⁄4% fixed rate, due March 2024	600.0	—
Senior unsecured APL notes, 6 5⁄8% fixed rate, due October 2020 (4) (5)	12.9	—
Unamortized premium	0.2	—
Senior unsecured APL notes, 4 3⁄4% fixed rate, due November 2021 (5)	6.5	—
Senior unsecured APL notes, 5 7⁄8% fixed rate, due August 2023 (5)	48.1	—
Unamortized premium	0.5	—

	5,761.5	2,885.4
Debt issuance costs	(42.7)	(29.9)

Total long-term debt	5,718.8	2,855.5

Total debt	$5,938.1	$3,038.3

Irrevocable standby letters of credit:
Letters of credit outstanding under the TRC Senior secured credit facility (2)	$—	$—
Letters of credit outstanding under the Partnership senior secured revolving credit facility (3)	12.9	44.1

	$12.9	$44.1

(1)	While we consolidate the debt of the Partnership in our financial statements, we do not have the obligation to make interest payments or debt payments with respect to the debt of the Partnership.
(2)	As of December 31, 2015, availability under TRC’s $670.0 million senior secured revolving credit facility was $230.0 million.
(3)	As of December 31, 2015, availability under the Partnership’s $1.6 billion senior secured revolving credit facility (“TRP Revolver”) was $1,307.1 million.
(4)	In May 2015, the Partnership exchanged TRP 6 5⁄8% Senior Notes with the same economic terms to holders of the 6 5⁄8% APL Notes that validly tendered such notes for exchange to us.
(5)	While the Partnership consolidates the debt acquired in the Atlas mergers, APL debt is not guaranteed by us nor the Partnership.

The following table shows the contractually scheduled maturities of our debt obligations outstanding at December 31, 2015, for the next five years, and in total thereafter:

		Scheduled Maturities of Debt
	Total	2016	2017	2018	2019	2020	After 2020
TRC Senior secured revolving credit facility	$440.0	$—	$—	$—	$—	$440.0	$—
TRC Senior secured loans	160.0	—	—	—	—	—	160.0
TRP Revolver	280.0	—	280.0		—	—	—
Partnership’s Senior unsecured notes	4,900.4	—	—	1,100.0	800.0	355.0	2,645.4
Partnership’s accounts receivable securitization Facility	219.3	219.3	—	—	—	—	—

Total	$5,999.7	$219.3	$280.0	$1,100.0	$800.0	$795.0	$2,805.4

The following table shows the range of interest rates and weighted average interest rate incurred on variable-rate debt obligations during the year ended December 31, 2015:

	Range of Interest Rates Incurred	Weighted Average Interest Rate Incurred
TRC senior secured revolving credit facility	2.2% - 2.9%	2.6%
TRC senior secured term loan	5.75%	5.75%
Partnership’s senior secured revolving credit facility	1.9% - 4.8%	2.2%
Partnership’s accounts receivable securitization facility	0.9% - 1.2%	0.9%

Compliance with Debt Covenants

As of December 31, 2015, both we and the Partnership were in compliance with the covenants contained in our various debt agreements.

TRC Credit Agreement

ATLS Merger Financing Activities

In connection with the closing of the Atlas mergers, we entered into a Credit Agreement (the “TRC Credit Agreement”), dated as of February 27, 2015, among us, each lender from time to time party thereto and Bank of America, N.A. as administrative agent, collateral agent, swing line lender and letter of credit issuer. The TRC Credit Agreement includes a new five year revolving credit facility (“TRC Revolving Credit Facility”) that replaced the previous credit facility due October 3, 2017.

The TRC Credit Agreement provides for a new five year revolving credit facility in an aggregate principal amount up to $670 million and a seven year variable rate term loan facility in an aggregate principal amount of $430 million. This facility was issued at a 1.75% discount. The outstanding term loans are Eurodollar rate loans with an interest rate of LIBOR (with a LIBOR floor of 1%) plus an applicable rate of 4.75%. We used the net proceeds from the term loan issuance and the revolving credit facility to fund cash components of the ATLS merger, including cash merger consideration and approximately $160.2 million related to change of control payments made by ATLS, cash settlements of equity awards and transaction fees and expenses. In March 2015, we repaid $188.0 million of the term loan and wrote off $3.3 million of the discount and $5.8 million of debt issuance costs. In June 2015, we repaid $82.0 million of the term loan and wrote off $1.4 million of the discount and $2.4 million of debt issuance costs. The write-off of the discount and debt issuance costs are reflected as Loss from financing activities on the Consolidated Statements of Operations for the year ended December 31, 2015.

We are required to pay a commitment fee ranging from 0.375% to 0.5% (dependent upon the Company’s consolidated leverage ratio) on the daily average unused portion of the TRC Revolving Credit Facility. Additionally, issued and undrawn letters of credit bear interest at an applicable ranging from 2.75% to 3.5% (dependent upon the Company’s consolidated leverage ratio).

The TRC Credit Agreement is secured by substantially all of the Company’s assets. The TRC Credit Agreement requires us to maintain a consolidated leverage ratio (the ratio of consolidated funded indebtedness to consolidated adjusted EBITDA) of no more than (i) 4.50 to 1.00 for the fiscal quarter ending March 31, 2016 through the fiscal quarter ending December 31, 2016 and (ii) 4.00 to 1.00 for each fiscal quarter ending thereafter;. The TRC Credit Agreement restricts our ability to make dividends to shareholders if, on a pro forma basis after giving effect to such dividend, (a) any default or event of default has occurred and is continuing or (b) we are not in compliance with our consolidated leverage ratio as of the last day of the most recent test period. In addition, the TRC Credit Agreement includes various covenants that may limit, among other things, our ability to incur indebtedness, grant liens, make investments, repay or amend the terms of certain other indebtedness, merge or consolidate, sell assets, and engage in transactions with affiliates.

The Partnership’s Revolving Credit Agreement

In October 2012, the Partnership entered into a Second Amended and Restated Credit Agreement that amended and replaced its variable rate Senior Secured Credit Facility due July 2015 to provide the TRP Revolver due October 3, 2017 (the “Original Agreement’). The Original Agreement had an available commitment of $1.2 billion and allowed the Partnership to request up to an additional $300.0 million in commitment increases.

In February 2015, the Partnership entered into the First Amendment, Waiver and Incremental Commitment Agreement (the “First Amendment”) that amended the Original Agreement. The First Amendment increased available commitments to $1.6 billion from $1.2 billion while retaining the Partnership’s ability to request up to an additional $300.0 million in commitment increases. In addition, the First Amendment amended certain provisions of the existing TRP Revolver and designated each of TPL and its subsidiaries as an “Unrestricted Subsidiary.” The Partnership used proceeds from borrowings under the credit facility to fund some of the cash components of the APL merger, including $701.4 million for the repayments of the APL Revolver and $28.8 million related to change of control payments.

The TRP Revolver bears interest, at the Partnership’s option, either at the base rate or the Eurodollar rate. The base rate is equal to the highest of: (i) Bank of America’s prime rate; (ii) the federal funds rate plus 0.5%; or (iii) the one-month LIBOR rate plus 1.0%, plus an applicable margin ranging from 0.75% to 1.75% (dependent on the Partnership’s ratio of consolidated funded indebtedness to consolidated adjusted EBITDA). The Eurodollar rate is equal to LIBOR rate plus an applicable margin ranging from 1.75% to 2.75% (dependent on the Partnership’s ratio of consolidated funded indebtedness to consolidated adjusted EBITDA).

The Partnership is required to pay a commitment fee equal to an applicable rate ranging from 0.3% to 0.5% (dependent on the Partnership’s ratio of consolidated funded indebtedness to consolidated adjusted EBITDA) times the actual daily average unused portion of the TRP Revolver. Additionally, issued and undrawn letters of credit bear interest at an applicable rate ranging from 1.75% to 2.75% (dependent on the Partnership’s ratio of consolidated funded indebtedness to consolidated adjusted EBITDA).

The TRP Revolver is collateralized by a majority of the Partnership’s assets. Borrowings are guaranteed by the Partnership’s restricted subsidiaries.

The TRP Revolver restricts the Partnership’s ability to make distributions of available cash to unitholders if a default or an event of default (as defined in the TRP Revolver) exists or would result from such distribution. The TRP Revolver requires the Partnership to maintain a ratio of consolidated funded indebtedness to consolidated adjusted EBITDA of no more than 5.50 to 1.00. The TRP Revolver also requires the Partnership to maintain a ratio of consolidated EBITDA to consolidated interest expense of no less than 2.25 to 1.00. In addition, the TRP Revolver contains various covenants that may limit, among other things, the Partnership’s ability to incur indebtedness, grant liens, make investments, repay or amend the terms of certain other indebtedness, merge or consolidate, sell assets, and engage in transactions with affiliates (in each case, subject to the Partnership’s right to incur indebtedness or grant liens in connection with, and convey accounts receivable as part of, a permitted receivables financing).

The Partnership’s Senior Unsecured Notes

In May 2013, the Partnership privately placed $625.0 million in aggregate principal amount of 4 1⁄4% Notes. The 4 1⁄4% Notes resulted in approximately $618.1 million of net proceeds, which were used to reduce borrowings under the TRP Revolver and for general partnership purposes.

In June 2013, the Partnership paid $106.4 million plus accrued interest, which included a premium of $6.4 million, to redeem $100.0 million of the outstanding 6 3⁄8% Notes. The redemption resulted in a $7.4 million loss on debt redemption, including the write-off of $1.0 million of unamortized debt issuance costs.

In July 2013, the Partnership paid $76.8 million plus accrued interest, which included a premium of $4.1 million, per the terms of the note agreement to redeem the outstanding balance of the 11 1⁄4% Notes. The redemption resulted in a $7.4 million loss on debt redemption in the third quarter 2013, including the write-off of $1.0 million of unamortized debt issuance costs.

In October 2014, the Partnership privately placed $800.0 million in aggregate principal amount of 4 1⁄8% Senior Notes due 2019 (the “4 1⁄8% Notes”). The 4 1⁄8% Notes resulted in approximately $790.8 million of net proceeds, which were used to reduce borrowings under the TRP Revolver and Securitization Facility and for general partnership purposes.

In November 2014, the Partnership redeemed the outstanding 7 7⁄8% Notes at a price of 103.938% plus accrued interest through the redemption date. The redemption resulted in a $12.4 million loss on redemption for the year ended 2014, consisting of premiums paid of $9.9 million and a non-cash loss to write-off $2.5 million of unamortized debt issuance costs.

In January 2015, the Partnership and Targa Resources Partners Finance Corporation (collectively, the “Partnership Issuers”) issued $1.1 billion in aggregate principal amount of 5% Senior Notes due 2018 (the “5% Notes”). The 5% Notes resulted in approximately $1,089.8 million of net proceeds after costs, which were used with borrowings under the Partnership’s senior secured credit facility to fund the APL Notes Tender Offers and the Change of Control Offer (each as defined below). The 5% Notes are unsecured senior obligations that have substantially the same terms and covenants as the Partnership’s other senior notes.

In September 2015, the Partnership Issuers issued $600 million in aggregate principal amount of 6 3⁄4% Senior Notes due 2024 (the “6 3⁄4% Notes”). The 6 3⁄4% Notes resulted in approximately $595.0 million of net proceeds after costs, which were used to reduce borrowings under the Partnership’s senior secured credit facility and for general partnership purposes. The 6 3⁄4% Notes are unsecured senior obligations that have substantially the same terms and covenants as the Partnership’s other senior notes.

Debt Repurchases

In December 2015, the Partnership repurchased on the open market a portion of its outstanding Senior Notes as follows:

•	5 1⁄4% Notes due 2023 (the “5 1⁄4% Notes”) paying $13.0 million plus accrued interest to repurchase $16.3 million of the outstanding balance of the 5 1⁄4% Notes.

•	4 1⁄4% Notes due 2023 (the “4 1⁄4% Notes”) paying $1.2 million plus accrued interest to repurchase $1.5 million of the outstanding balance of the 4 1⁄4% Notes.

•	6 5⁄8% APL Notes due 2020 (the “6 5⁄8% Notes”) paying $0.1 million plus accrued interest to repurchase $0.1 million of the outstanding balance of the 6 5⁄8% Notes.

The December 2015 Senior Note repurchases resulted in a $3.6 million gain on debt repurchases and a write-off of $0.1 million in related deferred debt issuance costs.

APL Merger Financing Activities

APL Senior Notes Tender Offers

In January 2015, the Partnership commenced cash tender offers for any and all of the outstanding fixed rate senior secured notes to be acquired in the APL merger, referred to as the APL Notes Tender Offers, which totaled $1.55 billion.

The results of the APL Notes Tender Offers were:

Senior Notes	Outstanding Note Balance	Amount Tendered	Premium Paid	Accrued Interest Paid	Total Tender Offer payments	% Tendered	Note Balance after Tender Offers
($ amounts in millions)
6 5⁄8% due 2020	$500.0	$140.1	$2.1	$3.7	$145.9	28.02%	$359.9
4 3⁄4% due 2021	400.0	393.5	5.9	5.3	404.7	98.38%	6.5
5 7⁄8% due 2023	650.0	601.9	8.7	2.6	613.2	92.60%	48.1

Total	$1,550.0	$1,135.5	$16.7	$11.6	$1,163.8		$414.5

In connection with the APL Notes Tender Offers, on February 27, 2015, the supplemental indentures governing the 4 3⁄4% Senior Notes due 2021 (the “2021 APL Notes”) and the 5 7⁄8% Senior Notes due 2023 (the “2023 APL Notes”) of TPL and Targa Pipeline Finance Corporation (formerly known as Atlas Pipeline Finance Corporation) (together, the “APL Issuers”), became operative. These supplemental indentures eliminated substantially all of the restrictive covenants and certain events of default applicable to the 2021 APL Notes and the 2023 APL Notes that were not accepted for payment.

Not having achieved the minimum tender condition on the 6 5⁄8% Senior Notes due 2020 of the APL Issuers (the “2020 APL Notes”), the Partnership made a change of control offer, referred to as the Change of Control Offer, for any and all of the 2020 APL Notes in advance of, and conditioned upon, the consummation of the APL merger. In March 2015, holders representing $4.8 million of the outstanding 2020 APL Notes tendered their notes requiring a payment of $5.0 million, which included the change of control premium and accrued interest.

Payments made under the APL Notes Tender Offers and Change of Control Offer totaling $1,168.8 million are presented as financing activities for the Partnership in the Consolidated Statements of Cash Flows.

Exchange Offer and Consent Solicitation

On April 13, 2015, the Partnership Issuers commenced an offer to exchange (the “Exchange Offer”) any and all of the outstanding 2020 APL Notes, for an equal amount of new unsecured 6 5⁄8% Senior Notes due 2020 issued by the Partnership Issuers (the “6 5⁄8% Notes” or the “TRP 6 5⁄8% Notes”). On April 27, 2015, the Partnership had received tenders and consents from holders of approximately 96.3% of the total outstanding 2020 APL Notes. As a result, the minimum tender condition to the Exchange Offer and related consent solicitation was satisfied, and the APL Issuers entered into a supplemental indenture which eliminated substantially all of the restrictive covenants and certain events of default applicable to the 2020 APL Notes.

In May 2015, upon the closing of the Exchange Offer, the Partnership Issuers issued $342.1 million aggregate principal amount of the TRP 6 5⁄8% Notes to holders of the 2020 APL Notes which were validly tendered for exchange. The related $5.6 million premium, resulting from acquisition date fair value accounting, will be amortized as an adjustment to interest expense over the remaining term of the TRP 6 5⁄8% Notes. The Partnership recognized $0.7 million of costs associated with the Exchange Offer, included as a Loss from financing activities on the Consolidated Statements of Operations.

Debt Repurchases Summary

The following table summarizes the debt repurchases that are included in our Consolidated Statements of Operations:

	2015	2014	2013
Premium over face value paid upon redemption:
Partnership 6 3⁄8 Notes	$—	$—	$6.4
Partnership 7 7⁄8 Notes	—	9.9	—
Partnership 11 1⁄4 Notes	—	—	4.1
Recognition of unamortized discount:
TRC Term Loan, variable rate	4.7	—	—
Partnership 11 1⁄4 Notes	—	—	2.2
Gain on repurchase of debt:
Partnership 5 1⁄4 Notes	(3.3)	—	—
Partnership 4 1⁄4 Notes	(0.3)	—	—
Loss from financing with Exchange Offer:
Partnership 6 5⁄8 Notes	0.7	—	—
Write-off of deferred debt issuance costs:
TRC Term Loan, variable rate	8.2	—	—
Partnership 5 1⁄4 Notes	0.1
Partnership 6 3⁄8 Notes	—	—	1.0
Partnership 7 7⁄8 Notes		2.5	—
Partnership 11 1⁄4 Notes	—	—	1.0

Loss from financing activities	$10.1	$12.4	$14.7

Select terms of the senior unsecured notes outstanding as of December 31, 2015 were as follows:

Note Issue	Issue Date	Per Annum Interest Rate	Due Date	Dates Interest Paid
“6 7⁄8% Notes”	February 2011	6 7⁄8%	February 1, 2021	February & August 1st
“6 3⁄8% Notes”	January 2012	6 3⁄8%	August 1, 2022	February & August 1st
“5 1⁄4% Notes”	Oct / Dec 2012	5 1⁄4%	May 1, 2023	May & November 1st
“4 1⁄4% Notes”	May 2013	4 1⁄4%	November 15, 2023	May & November 15th
“4 1⁄8% Notes”	October 2014	4 1⁄8%	November 15, 2019	May & November 15th
“5% Notes”	January 2015	5%	January 15, 2018	January & July 15th
“6 5⁄8% Notes”	May 2015	6 5⁄8%	October 1, 2020	February & October 1st
“6 3⁄4% Notes”	September 2015	6 3⁄4%	March 15, 2024	March & September 15th
“APL 6 5⁄8% Notes”	Sept 2012 (1)	6 5⁄8%	October 1, 2020	April & October 1st
“APL 4 3⁄4% Notes”	May 2013 (1)	4 3⁄4%	November 15, 2021	May & November 15th
“APL 5 7⁄8% Notes”	February 2013 (1)	5 7⁄8%	August 1, 2023	February & August 1st

(1)	Issue dates for APL Notes are original dates of issuance. These notes were acquired in the APL Merger. See Note 4 – Business Acquisitions.

All issues of unsecured senior notes are obligations that rank pari passu in right of payment with existing and future senior indebtedness, including indebtedness under the TRP Revolver. They are senior in right of payment to any of our future subordinated indebtedness and are unconditionally guaranteed by the Partnership and the Partnership’s restricted subsidiaries. These notes are effectively subordinated to all secured indebtedness under the TRP Revolver, which is secured by substantially all of the Partnership’s assets and the Partnership’s Securitization Facility, which is secured by accounts receivable pledged under the facility, to the extent of the value of the collateral securing that indebtedness. Interest on all issues of senior unsecured notes is payable semi-annually in arrears.

The Partnership’s senior unsecured notes and associated indenture agreements restrict the Partnership’s ability to make distributions to unitholders in the event of default (as defined in the indentures). The indentures also restrict the Partnership’s ability and the ability of certain of its subsidiaries to: (i) incur additional debt or enter into sale and leaseback transactions; (ii) pay certain distributions on or repurchase equity interests (only if such distributions do not meet specified conditions); (iii) make certain investments; (iv) incur liens; (v) enter into transactions with affiliates; (vi) merge or consolidate with another company; and (vii) transfer and sell assets. These covenants are subject to a number of important exceptions and qualifications. If at any time when the notes are rated investment grade by either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P’) (or rated investment grade by both Moody’s and S&P for the 6 7⁄8% Notes) and no Default or Event of Default (each as defined in the indentures) has occurred and is continuing, many of such covenants will terminate and the Partnership and its subsidiaries will cease to be subject to such covenants.

The Partnership may redeem up to 35% of the aggregate principal amount of Notes (other than with respect to the 5% Notes) at the redemption dates and prices set forth below (expressed as percentages of principal amounts) plus accrued and unpaid interest and liquidation damages, if any, with the net cash proceeds of one or more equity offerings, provided that: (i) at least 65% of the aggregate principal amount of each of the notes (excluding notes held by us) remains outstanding immediately after the occurrence of such redemption; and (ii) the redemption occurs within 180 days for the 6 3⁄4% Notes, 6 3⁄8% Notes, 5 1⁄4% Notes, 4 1⁄4 % Notes and 4 1⁄8% Notes of the date of the closing of such equity offering.

Note Issue	Any Date Prior To	Price
4 1⁄4% Notes	May 15, 2016	104.250%

6 3⁄4% Notes	September 15, 2018	106.750%
4 1⁄8% Notes	November 15, 2017	104.125%

The Partnership may also redeem all or part of each of the series of notes on or after the redemption dates set forth below at the price for each respective year (expressed as percentages of principal amount) plus accrued and unpaid interest and liquidation damages, if any, on the notes redeemed.

6 7⁄8% Notes		6 3⁄8% Notes		5 1⁄4% Notes		4 1⁄4% Notes
Redemption Date:		Redemption Date:		Redemption Date:		Redemption Date:
February 1		February 1		November 1		May 15
Year	Price	Year	Price	Year	Price	Year	Price
2016	103.438%	2017	103.188%	2017	102.625%	2018	102.125%
2017	102.292%	2018	102.125%	2018	101.750%	2019	101.417%
2018	101.146%	2019	101.063%	2019	100.875%	2020	100.708%
2019 and thereafter	100%	2020 and thereafter	100%	2020 and thereafter	100%	2021 and thereafter	100%

6 5⁄8% Notes		6 3⁄4% Notes		4 1⁄8% Notes		APL 6 5⁄8% Notes
Redemption Date:		Redemption Date:		Redemption Date:		Redemption Date:
October 1		September 15		November 15		October 1
Year	Price	Year	Price	Year	Price	Year	Price
2016	103.313%	2019	103.375%	2016	102.063%	2016	103.313%
2017	101.656%	2020	101.688%	2017	101.031%	2017	101.656%
2018 and thereafter	100.000%	2021 and thereafter	100.000%	2018 and thereafter	100%	2018 and thereafter	100%

APL 4 3⁄4% Notes		APL 5 7⁄8% Notes
Redemption Date:		Redemption Date:
May 15		February 1
Year	Price	Year	Price
2016	103.563%	2018	102.938%
2017	102.375%	2019	101.958%
2018	101.188%	2020	100.979%
2019 and thereafter	100%	2021 and thereafter	100%

The Partnership’s Accounts Receivable Securitization Facility

The Securitization Facility provides up to $225.0 million of borrowing capacity at LIBOR market index rates plus a margin through December 9, 2016. Under the Securitization Facility, Partnership subsidiaries sell or contribute qualifying receivables, without recourse, to another of its consolidated subsidiaries (Targa Receivables LLC or “TRLLC”), a special purpose consolidated subsidiary created for the sole purpose of the Securitization Facility. TRLLC, in turn, sells an undivided percentage ownership in the eligible receivables to a third-party financial institution. Sold receivables up to the amount of the outstanding debt under the Securitization Facility are not available to satisfy the claims of the creditors of the selling subsidiaries or the Partnership. Any excess receivables are eligible to satisfy the claims. As of December 31, 2015, total funding under the Securitization Facility was $219.3 million.

The Partnership’s April 2013 Shelf

In April 2013, the Partnership filed with the SEC a universal shelf registration statement (the “April 2013 Shelf”), which provides the Partnership with the ability to offer and sell an unlimited amount of debt and equity securities, subject to market conditions and the Partnership’s capital needs. The April 2013 Shelf expires in April 2016. There was no activity under the April 2013 Shelf during the years ended December 31, 2015 and 2014.

The Partnership’s July 2013 Shelf

In July 2013, the Partnership filed with the SEC a universal shelf registration statement that allows it to issue up to an aggregate of $800.0 million of debt or equity securities (the “July 2013 Shelf”). The July 2013 Shelf expires in August 2016. See Note 11 – Partnership Units and Related Matters for equity issuances under the July 2013 Shelf.

The Partnership’s April 2015 Shelf

In April 2015, the Partnership filed with the SEC a universal shelf registration statement that allows it to issue up to an aggregate of $1.0 billion of debt or equity securities (the “April 2015 Shelf”). The April 2015 Shelf expires in April 2018.

Subsequent Events

As of February 18, 2016, the Partnership repurchased on the open market a portion of its outstanding Senior Notes as follows:

•	5 1⁄4% Senior Notes due 2023 (the “5 1⁄4% Notes”) paying 16.7 million plus accrued interest to repurchase $20.5 million of the outstanding balance of the 5 1⁄4% Notes.

•	4 1⁄4% Senior Notes due 2023 (the “4 1⁄4% Notes”) paying $17.0 million plus accrued interest to repurchase $22.9 million of the outstanding balance of the 4 1⁄4% Notes.

•	6 7⁄8% Senior Notes due 2021 (the “6 7⁄8% Notes”) paying $4.3 million plus accrued interest to repurchase $5.0 million of the outstanding balance of the 6 7⁄8% Notes.

•	6 5⁄8% Senior Notes due 2020 (the “6 5⁄8% Notes”) paying $15.3 million plus accrued interest to repurchase $17.4 million of the outstanding balance of the 6 5⁄8% Notes.

•	6 3⁄8% Senior Notes due 2022 (the “6 3⁄8% Notes”) paying $7.6 million plus accrued interest to repurchase $9.5 million of the outstanding balance of the 6 3⁄8% Notes.

•	6 3⁄4% Senior Notes due 2024 (the “6 3⁄4% Notes”) paying $2.4 million plus accrued interest to repurchase $3.0 million of the outstanding balance of the 6 3⁄4% Notes.

•	5% Senior Notes due 2018 (the “5% Notes”) paying $1.5 million plus accrued interest to repurchase $1.9 million of the outstanding balance of the 5% Notes.

•	4 1⁄8% Senior Notes due 2019 (the “4 1⁄8% Notes”) paying $11.9 million plus accrued interest to repurchase $16.4 million of the outstanding balance of the 4 1⁄8% Notes.

The Partnership paid a total of $0.2 million in fees and $1.4 million in accrued interest for the repurchase of these Senior Notes.